UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23855

Eaton Vance Floating-Rate Opportunities Fund

(Exact Name of Registrant as Specified in Charter)

One Post Office Square, Boston, Massachusetts 02109

(Address of Principal Executive Offices)

Deidre E. Walsh

One Post Office Square, Boston, Massachusetts 02109

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

May 31

Date of Fiscal Year End

May 31, 2025

Date of Reporting Period

Item 1. Reports to Stockholders

(a)

Eaton Vance
Floating-Rate Opportunities Fund
Annual Report
May 31, 2025

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and statement of additional information, which can be obtained by calling 1-800-262-1122 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Report May 31, 2025
Eaton Vance
Floating-Rate Opportunities Fund

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2025
Management’s Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period ending May 31, 2025, saw volatile global financial markets. In the opening months of the period, resilience of U.S. growth, coupled with persistent inflationary pressures, led markets to reduce the number of expected interest rate cuts from the U.S. Federal Reserve (Fed) in 2024. This gave way to volatility in early August due to a weak U.S. jobs report. The end of the 2024 calendar year saw a resetting of Fed rate expectations due to strength in the U.S. economy, slower progress on disinflation and the potential for President-elect Trump’s policies to rekindle price pressures. In the final months of the period, uncertainty surrounding U.S. trade policy and its implications for domestic growth and inflation disrupted financial markets.
Against this backdrop, the floating-rate senior loan market experienced a positive return for the 12-month period, with the Morningstar® LSTA® US Leveraged Loan IndexSM (the Index) posting a total return of 6.81%. Loan Index performance generally trailed that of U.S. equities and high-yield corporate bonds and outperformed longer-duration fixed-income asset classes. Debt tranches of collateralized loan obligations (CLOs) were also strong performers for the period, with CLO debt rated BBB and BB returning 8.40% and 11.71%, respectively.
Loan prices, which started the period at $96.93, finished May 2025 at $96.70. As a result, the Index’s market price return was -1.83% for the period, while coupon income totaled 8.64%. The yield-to-maturity for loans ended May 2025 at 8.55%, down from 9.70% a year ago, reflecting the small number of Fed interest rate cuts in late 2024.
Underneath headline performance numbers, industries facing the biggest potential headwinds from global tariffs underperformed during the period. These included air freight and logistics (-4.22%), multiline retail (-3.11%) and building products (+3.85%). On quality, the deeper end of credit risk underperformed markedly, with the small portion of CCC loans in the Index experiencing a return of 3.55%. By contrast, the BB and B loan credit tiers returned 6.97% and 7.12%, respectively. The small portion of defaulted loans in the Index returned -18.45% during the 12-month period. Riskier second-lien loans also underperformed, returning 4.37% for the period. Larger, more liquid loans included in the Morningstar® LSTA® US Leveraged Loan 100 IndexSM outperformed; returning 7.42%.
The 12-month period saw robust institutional demand for the senior loan asset class. Structured product formation totaled $196 billion. That compares to CLO issuance of $155 billion for the comparable period a year ago. Meanwhile, loan fund flows were uneven during the period, as large outflows during August 2024, September 2024, March 2025, and April 2025 outweighed inflows in every other month. Overall, loan mutual funds saw net outflows of $2.1 billion during the 12-month period.
On the supply side of the equation, institutional loan volume totaled $445 billion over the period, up from $384 billion during the comparable period a year ago. The increase in volume was fueled by a large repricing wave of existing loans, as borrowers seized the opportunity and took advantage of market conditions to lower spreads. As a result, the loan market faced a large supply shortage during much of the period.
On fundamentals, the trailing 12-month default rate fell to 0.74% at the end of May 2025 from 1.08% a year ago. While the period included a handful of payment defaults, out-of-court distressed liability management exercises (LMEs) were sharply in focus during the year. Including these distressed exchanges, and measuring by total issuer count, the trailing 12-month rate ended the period at 4.36%, essentially unchanged from a year earlier.
Fund Performance
For the 12-month period ended May 31, 2025, Eaton Vance Floating-Rate Opportunities Fund (the Fund) Class I shares returned 8.52% at net asset value (NAV), outperforming its benchmark, the Morningstar® LSTA® US Leveraged Loan IndexSM (the Index), which returned 6.81%.
The Fund invests most of its assets in CLO debt tranches not included in the Index. These CLO debt traches, primarily rated BBB and BB, sharply outperformed the Index during the 12-month period, as noted above. Fifteen of the Fund’s top 20 individual contributors during the period were CLO debt holdings not included in the Index.
Selection was also a contributor during the period. Loan picks in the financial services, software, and beverages industries contributed strongly to relative performance. On quality, selection within the BB credit tier was also a tailwind for performance to the benchmark during the period. On allocation effect, the Fund’s underweight to the CCC and lower credit tiers was additive to performance relative to the Index.
While selection and allocation decisions generally contributed to the Fund’s performance during the period, there were a small number of detractors. Loan selection within the professional services industry was the largest drag on relative performance during the period. Elsewhere, an underweight to the telecom sector sharply detracted from performance relative to the Index. Lastly, an underweight to the single B portion of the market hurt relative results.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the repurchase of Fund shares. Investment return and principal value will fluctuate so that shares, when repurchased, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2025
Performance

Portfolio Manager(s) Ralph H. Hinckley, Jr., CFA, Edward J. Greenaway, CFA and Steve Sebo
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	12/15/2023	09/29/2023	8.15%	—%	10.32%
Class A with 3.25% Maximum Sales Charge	—	—	4.59	—	8.13
Class I at NAV	09/29/2023	09/29/2023	8.52	—	10.87
Class U at NAV	12/15/2023	09/29/2023	7.61	—	9.84

Morningstar® LSTA® US Leveraged Loan IndexSM	—	—	6.81%	7.52%	8.35%
Growth of $1,000,000

This graph shows the change in value of a hypothetical investment of $1,000,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class A	$10,000	09/29/2023	$11,783	$11,396
Class U	$10,000	09/29/2023	$11,698	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the repurchase of Fund shares. Investment return and principal value will fluctuate so that shares, when repurchased, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2025
Fund Profile

Top 10 Issuers (% of total investments)[1]
Carlyle U.S. CLO Ltd.	5.2%
Benefit Street Partners CLO XXXII Ltd.	5.2
Octagon 68 Ltd.	5.2
Elmwood CLO XI Ltd.	4.3
Golub Capital Partners CLO 52B-R Ltd.	3.4
Madison Park Funding XXII Ltd.	3.4
Harvest U.S. CLO Ltd.	3.4
Basswood Park CLO Ltd.	3.4
Elmwood CLO VI Ltd.	3.4
Crown City CLO I	3.3
Total	40.2%
Top 10 Loan Industries (% of total investments)[1]
Software	5.4%
Chemicals	2.1
IT Services	1.7
Insurance	1.7
Hotels, Restaurants & Leisure	1.7
Road & Rail	1.4
Machinery	1.3
Auto Components	1.2
Aerospace and Defense	1.2
Gas Utilities	1.1
Total	18.8%

Credit Quality (% of total investments)[1,2]
[1]	Excludes cash and cash equivalents.
[2]	Credit ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by S&P.

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2025
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the Fund’s investment adviser and are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Morningstar® LSTA® US Leveraged Loan IndexSM is an unmanaged index of the institutional leveraged loan market. Morningstar® LSTA® Leveraged Loan indices are a product of Morningstar, Inc. (“Morningstar”) and have been licensed for use. Morningstar® is a registered trademark of Morningstar licensed for certain use. Loan Syndications and Trading Association® and LSTA® are trademarks of the LSTA licensed for certain use by Morningstar, and further sublicensed by Morningstar for certain use. Neither Morningstar nor LSTA guarantees the accuracy and/or completeness of the Morningstar® LSTA® US Leveraged Loan IndexSM or any data included therein, and shall have no liability for any errors, omissions, or interruptions therein. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’s inception,as applicable.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class A and Class U are linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
Fund profile subject to change due to active management.

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2025
Portfolio of Investments

Asset-Backed Securities — 64.8%
Security	Principal Amount (000's omitted)	Value
ARES LXI CLO Ltd., Series 2021-61A, Class ER, 11.11%, (3 mo. SOFR + 6.84%), 4/20/37(1)(2)	$1,000	$ 1,004,027
Basswood Park CLO Ltd., Series 2021-1A, Class E, 10.681%, (3 mo. SOFR + 6.412%), 4/20/34(1)(2)	2,000	2,005,898
Benefit Street Partners CLO XXXII Ltd., Series 2023-32A, Class E, 11.632%, (3 mo. SOFR + 7.35%), 10/25/36(1)(2)	3,000	3,050,367
Bryant Park Funding Ltd., Series 2024-23A, Class E, 11.056%, (3 mo. SOFR + 6.73%), 5/15/37(1)(2)	1,500	1,524,837
Carlyle U.S. CLO Ltd., Series 2022-6A, Class ER, 12.182%, (3 mo. SOFR + 7.90%), 10/25/36(1)(2)	3,000	3,055,770
Crown City CLO I, Series 2020-1A, Class DR, 11.531%, (3 mo. SOFR + 7.262%), 7/20/34(1)(2)	2,000	1,971,526
Crown Point CLO 10 Ltd., Series 2021-10A, Class E, 11.381%, (3 mo. SOFR + 7.112%), 7/20/34(1)(2)	1,700	1,671,265
Elmwood CLO VI Ltd., Series 2020-3A, Class ERR, 10.17%, (3 mo. SOFR + 5.90%), 7/18/37(1)(2)	2,000	1,992,128
Elmwood CLO XI Ltd., Series 2021-4A, Class ER, 8.989%, (3 mo. SOFR + 4.70%), 1/20/38(1)(2)	2,500	2,508,145
GoldenTree Loan Opportunities XII Ltd., Series 2016-12A, Class ER, 9.931%, (3 mo. SOFR + 5.662%), 7/21/30(1)(2)	1,250	1,252,290
Golub Capital Partners CLO 52B-R Ltd., Series 2020-52A, Class ER, 11.02%, (3 mo. SOFR + 6.75%), 4/20/37(1)(2)	2,000	2,022,530
Harvest U.S. CLO Ltd.:
Series 2024-2A, Class E, 11.156%, (3 mo. SOFR + 6.90%), 10/15/37(1)(2)	2,000	2,018,330
Series 2024-3A, Class E, 11.05%, (3 mo. SOFR + 6.70%), 1/18/38(1)(2)	1,000	1,008,845
Jamestown CLO XV Ltd., Series 2020-15A, Class ER, 11.316%, (3 mo. SOFR + 7.06%), 7/15/35(1)(2)	1,310	1,294,601
Madison Park Funding XXII Ltd., Series 2016-22A, Class ER2, 10.156%, (3 mo. SOFR + 5.90%), 1/15/38(1)(2)	2,000	2,022,506
Neuberger Berman CLO XVII Ltd., Series 2014-17A, Class ER3, 11.022%, (3 mo. SOFR + 6.75%), 7/22/38(1)(2)	1,000	1,019,932
Oaktree CLO Ltd., Series 2019-4A, Class ERR, 10.86%, (3 mo. SOFR + 6.59%), 7/20/37(1)(2)	1,500	1,505,625
OCP Aegis CLO Ltd., Series 2023-29A, Class ER, 9.27%, (3 mo. SOFR + 5.00%), 1/20/36(1)(2)	1,000	985,718
Octagon 68 Ltd., Series 2023-1A, Class E, 11.51%, (3 mo. SOFR + 7.24%), 10/20/36(1)(2)	3,000	3,045,300
Post CLO Ltd., Series 2018-1A, Class ER, 11.941%, (3 mo. SOFR + 7.68%), 10/16/37(1)(2)	1,000	1,036,333
Security	Principal Amount (000's omitted)	Value
RR 17 Ltd., Series 2021-17A, Class D, 11.018%, (3 mo. SOFR + 6.762%), 7/15/34(1)(2)	$1,000	$ 1,004,294
TCW CLO Ltd., Series 2024-3A, Class E, 10.87%, (3 mo. SOFR + 6.60%), 10/20/37(1)(2)	1,500	1,538,391
Total Asset-Backed Securities (identified cost $37,723,379)		$38,538,658

Preferred Stocks — 0.1%
Security	Shares	Value
Technology — 0.1%
Cohesity Global, Inc.:
Series G(3)	1,118	$ 25,854
Series G1(3)	772	17,852
Total Preferred Stocks (identified cost $38,745)		$ 43,706

Senior Floating-Rate Loans — 24.8%(4)
Borrower/Description	Principal Amount (000's omitted)	Value
Aerospace and Defense — 1.2%
TransDigm, Inc., Term Loan, 6.799%, (3 mo. USD Term SOFR + 2.50%), 2/28/31	$689	$ 689,783
		$ 689,783
Auto Components — 1.2%
Autokiniton U.S. Holdings, Inc., Term Loan, 8.441%, (1 mo. USD Term SOFR + 4.00%), 4/6/28	$737	$ 713,820
		$ 713,820
Beverages — 0.8%
Triton Water Holdings, Inc., Term Loan, 6.549%, (3 mo. USD Term SOFR + 2.25%), 3/31/28	$491	$ 491,824
		$ 491,824
Capital Markets — 0.8%
Focus Financial Partners LLC, Term Loan, 7.077%, (1 mo. USD Term SOFR + 2.75%), 9/15/31	$494	$ 491,880
		$ 491,880

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2025
Portfolio of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Chemicals — 2.0%
Charter NEX U.S., Inc., Term Loan, 7.093%, (1 mo. USD Term SOFR + 2.75%), 11/29/30	$491	$ 492,560
INEOS U.S. Finance LLC, Term Loan, 7.577%, (1 mo. USD Term SOFR + 3.25%), 2/18/30	741	718,887
		$ 1,211,447
Containers & Packaging — 1.0%
Clydesdale Acquisition Holdings, Inc., Term Loan, 7.502%, (1 mo. USD Term SOFR + 3.18%), 4/13/29	$616	$ 614,479
		$ 614,479
Diversified Consumer Services — 0.8%
Wand NewCo 3, Inc., Term Loan, 6.827%, (1 mo. USD Term SOFR + 2.50%), 1/30/31	$482	$ 478,706
		$ 478,706
Engineering & Construction — 0.8%
Azuria Water Solutions, Inc., Term Loan, 7.327%, (1 mo. USD Term SOFR + 3.00%), 5/17/28	$492	$ 490,558
		$ 490,558
Gas Utilities — 1.1%
CQP Holdco LP, Term Loan, 6.299%, (3 mo. USD Term SOFR + 2.00%), 12/31/30	$674	$ 673,897
		$ 673,897
Health Care Providers & Services — 0.8%
BW NHHC Holdco, Inc., Term Loan - Second Lien, 12.299%, (3 mo. USD Term SOFR + 8.00%), 10.049% cash, 2.25% PIK, 1/15/26	$508	$ 466,945
		$ 466,945
Hotels, Restaurants & Leisure — 1.6%
Carnival Corp., Term Loan, 6.325%, (1 mo. USD Term SOFR + 2.00%), 10/18/28	$772	$ 772,938
Fertitta Entertainment LLC, Term Loan, 7.827%, (1 mo. USD Term SOFR + 3.50%), 1/27/29	197	196,571
		$ 969,509
Household Durables — 0.6%
ACProducts, Inc., Term Loan, 8.811%, (3 mo. USD Term SOFR + 4.25%), 5/17/28	$495	$ 368,395
		$ 368,395
Borrower/Description	Principal Amount (000's omitted)	Value
Insurance — 1.7%
USI, Inc., Term Loan, 6.549%, (3 mo. USD Term SOFR + 2.25%), 11/21/29	$983	$ 980,599
		$ 980,599
IT Services — 1.7%
Asurion LLC, Term Loan, 8.677%, (1 mo. USD Term SOFR + 4.25%), 8/19/28	$737	$ 735,634
Rackspace Finance LLC, Term Loan, 10.697%, (1 mo. USD Term SOFR + 6.25%), 5/15/28	248	248,163
		$ 983,797
Machinery — 1.3%
Engineered Machinery Holdings, Inc., Term Loan, 8.311%, (3 mo. USD Term SOFR + 3.75%), 5/19/28	$737	$ 741,213
		$ 741,213
Professional Services — 0.6%
Employbridge Holding Co.:
Term Loan, 9.799%, (3 mo. USD Term SOFR + 5.50%), 1/19/30	$208	$ 170,437
Term Loan, 1/19/30(5)	87	71,368
Term Loan - Second Lien, 9.311%, (3 mo. USD Term SOFR + 4.75%), 1/19/30	464	118,815
		$ 360,620
Road & Rail — 1.4%
Hertz Corp.:
Term Loan, 8.041%, (3 mo. USD Term SOFR + 3.50%), 6/30/28	$824	$ 684,217
Term Loan, 8.041%, (3 mo. USD Term SOFR + 3.50%), 6/30/28	161	133,973
		$ 818,190
Software — 5.4%
Central Parent, Inc., Term Loan, 7.549%, (3 mo. USD Term SOFR + 3.25%), 7/6/29	$249	$ 222,053
Cloud Software Group, Inc., Term Loan, 7.799%, (3 mo. USD Term SOFR + 3.50%), 3/29/29	367	366,331
Clover Holdings SPV III LLC, Term Loan, 15.00%, 12/9/27(6)	29	28,419
Epicor Software Corp., Term Loan, 7.077%, (1 mo. USD Term SOFR + 2.75%), 5/30/31	556	557,839
Fiserv Investment Solutions, Inc., Term Loan, 8.322%, (3 mo. USD Term SOFR + 4.00%), 2/18/27	491	485,863
Sabre GLBL, Inc.:
Term Loan, 9.427%, (1 mo. USD Term SOFR + 5.00%), 6/30/28	76	74,487

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2025
Portfolio of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Software (continued)
Sabre GLBL, Inc.: (continued)
Term Loan, 10.427%, (1 mo. USD Term SOFR + 6.00%), 11/15/29	$423	$ 421,042
SkillSoft Corp., Term Loan, 9.693%, (1 mo. USD Term SOFR + 5.25%), 7/14/28	491	437,359
UKG, Inc., Term Loan, 7.329%, (1 mo. USD Term SOFR + 3.00%), 2/10/31	496	497,761
Veritas U.S., Inc., Term Loan, 16.799%, (3 mo. USD Term SOFR + 12.50%), 12/9/29	86	86,514
		$ 3,177,668
Total Senior Floating-Rate Loans (identified cost $15,277,734)		$14,723,330

Short-Term Investments — 9.5%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.22%(7)	5,652,960	$ 5,652,960
Total Short-Term Investments (identified cost $5,652,960)		$ 5,652,960
Total Investments — 99.2% (identified cost $58,692,818)		$58,958,654
Less Unfunded Loan Commitments — (0.1)%		$ (86,902)
Net Investments — 99.1% (identified cost $58,605,916)		$58,871,752
Other Assets, Less Liabilities — 0.9%		$ 537,600
Net Assets — 100.0%		$59,409,352
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At May 31, 2025, the aggregate value of these securities is $38,538,658 or 64.9% of the Fund's net assets.
(2)	Variable rate security. The stated interest rate represents the rate in effect at May 31, 2025.
(3)	Non-income producing security.
(4)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(5)	Unfunded or partially unfunded loan commitments. The stated interest rate reflects the reference rate and spread for the funded portion, if any. At May 31, 2025, the total value of unfunded loan commitments is $71,368. See Note 1F for description.
(6)	Fixed-rate loan.
(7)	May be deemed to be an affiliated investment company (see Note 9). The rate shown is the annualized seven-day yield as of May 31, 2025.
Abbreviations:
PIK	– Payment In Kind
SOFR	– Secured Overnight Financing Rate

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2025
Statement of Assets and Liabilities

May 31, 2025
Assets
Unaffiliated investments, at value (identified cost $52,952,956)	$ 53,218,792
Affiliated investments, at value (identified cost $5,652,960)	5,652,960
Cash	19,747
Interest receivable	672,683
Dividends receivable from affiliated investments	20,000
Receivable for investments sold	1,231
Receivable from affiliates	39,986
Trustees' deferred compensation plan	102
Prepaid upfront fees on notes payable	22,184
Prepaid expenses	6,269
Total assets	$59,653,954
Liabilities
Payable to affiliates:
Investment adviser and administration fee	$ 49,092
Distribution fees	48
Sub-transfer agency fee	8
Trustees' fees	720
Trustees' deferred compensation plan	102
Payable for custodian fee	49,116
Payable for legal and accounting services	130,468
Accrued expenses	15,048
Total liabilities	$ 244,602
Net Assets	$59,409,352
Sources of Net Assets
Paid-in capital	$ 59,079,877
Distributable earnings	329,475
Net Assets	$59,409,352
Class A Shares
Net Assets	$ 57,344
Shares Outstanding	5,682
Net Asset Value and Redemption Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 10.09
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$ 10.43
Class I Shares
Net Assets	$ 59,295,078
Shares Outstanding	5,881,639
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 10.08
Class U Shares
Net Assets	$ 56,930
Shares Outstanding	5,641
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 10.09
On sales of $100,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable early withdrawal charge.

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2025
Statement of Operations

Year Ended
May 31, 2025
Investment Income
Dividend income from affiliated investments	$ 97,440
Interest income	6,319,242
Total investment income	$ 6,416,682
Expenses
Investment adviser and administration fee	$ 594,489
Distribution and service fees:
Class A	137
Class U	410
Trustees’ fees and expenses	4,365
Custodian fee	34,082
Transfer and dividend disbursing agent fees	1,176
Legal and accounting services	343,419
Printing and postage	10,202
Amortization of deferred offering costs	349,890
Registration fees	47,037
Interest expense and fees	231,676
Miscellaneous	15,809
Total expenses	$ 1,632,692
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 658,756
Total expense reductions	$ 658,756
Net expenses	$ 973,936
Net investment income	$ 5,442,746
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ 402,814
Net realized gain	$ 402,814
Change in unrealized appreciation (depreciation):
Investments	$ (1,226,544)
Net change in unrealized appreciation (depreciation)	$(1,226,544)
Net realized and unrealized loss	$ (823,730)
Net increase in net assets from operations	$ 4,619,016

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2025
Statement of Changes in Net Assets

	Year Ended May 31, 2025	Period Ended May 31, 2024(1)
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 5,442,746	$ 3,241,828
Net realized gain	402,814	56,128
Net change in unrealized appreciation (depreciation)	(1,226,544)	1,492,380
Net increase in net assets from operations	$ 4,619,016	$ 4,790,336
Distributions to shareholders:
Class A	$ (5,448)	$ (2,204)
Class I	(5,765,724)	(3,299,939)
Class U	(5,150)	(2,085)
Total distributions to shareholders	$ (5,776,322)	$ (3,304,228)
Capital share transactions:
Class A	$ 5,448	$ 52,204
Class I	5,765,724	53,199,939
Class U	5,150	52,085
Net increase in net assets from Fund share transactions	$ 5,776,322	$53,304,228
Net increase in net assets	$ 4,619,016	$54,790,336
Net Assets
At beginning of period	$ 54,790,336	$ —
At end of period	$59,409,352	$54,790,336
(1)	For the period from the commencement of operations, September 29, 2023, to May 31, 2024.

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2025
Financial Highlights

	Class A
	Year Ended May 31, 2025	Period Ended May 31, 2024(1)
Net asset value — Beginning of period	$ 10.30	$ 10.14
Income (Loss) From Operations
Net investment income(2)	$ 0.95	$ 0.44
Net realized and unrealized gain (loss)	(0.15)	0.16
Total income from operations	$ 0.80	$ 0.60
Less Distributions
From net investment income	$ (0.97)	$ (0.44)
From net realized gain	(0.04)	—
Total distributions	$ (1.01)	$ (0.44)
Net asset value — End of period	$10.09	$10.30
Total Return(3)	8.15%	6.02% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 57	$ 53
Ratios (as a percentage of average daily net assets):(5)
Total expenses(6)	3.12%	3.57% (7)
Net expenses(6)	1.96% (8)	1.63% (7)(8)
Net investment income	9.33%	9.30% (7)
Portfolio Turnover	29%	9% (4)
(1)	For the period from the commencement of operations, December 15, 2023, to May 31, 2024.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Includes interest and fee expense of 0.41% and 0.14% of average daily net assets for the year ended May 31, 2025 and the period ended May 31, 2024.
(7)	Annualized.
(8)	Includes a reduction by the investment adviser of a portion of its adviser and administration fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% and 0.01% of average daily net assets for the year ended May 31, 2025 and the period ended May 31, 2024, respectively).

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2025
Financial Highlights — continued

	Class I
	Year Ended May 31, 2025	Period Ended May 31, 2024(1)
Net asset value — Beginning of period	$ 10.29	$ 10.00
Income (Loss) From Operations
Net investment income(2)	$ 0.97	$ 0.63
Net realized and unrealized gain (loss)	(0.15)	0.30
Total income from operations	$ 0.82	$ 0.93
Less Distributions
From net investment income	$ (0.99)	$ (0.64)
From net realized gain	(0.04)	—
Total distributions	$ (1.03)	$ (0.64)
Net asset value — End of period	$ 10.08	$ 10.29
Total Return(3)	8.52%	9.49% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$59,295	$54,684
Ratios (as a percentage of average daily net assets):(5)
Total expenses(6)	2.87%	3.28% (7)
Net expenses(6)	1.71% (8)	1.33% (7)(8)
Net investment income	9.58%	9.39% (7)
Portfolio Turnover	29%	9% (4)
(1)	For the period from the commencement of operations, September 29, 2023, to May 31, 2024.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Includes interest and fee expense of 0.41% and 0.10% of average daily net assets for the year ended May 31, 2025 and the period ended May 31, 2024.
(7)	Annualized.
(8)	Includes a reduction by the investment adviser of a portion of its adviser and administration fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% and 0.02% of average daily net assets for the year ended May 31, 2025 and the period ended May 31, 2024, respectively).

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2025
Financial Highlights — continued

	Class U
	Year Ended May 31, 2025	Period Ended May 31, 2024(1)
Net Asset Value, Beginning of period	$ 10.30	$ 10.14
Income (Loss) From Operations
Net investment income(2)	$ 0.90	$ 0.41
Net realized and unrealized gain (loss)	(0.15)	0.17
Total income from operations	$ 0.75	$ 0.58
Less Distributions
Net Investment Income	$ (0.92)	$ (0.42)
Net Realized Gains	(0.04)	0.00
Total distributions	$ (0.96)	$ (0.42)
Net asset value — End of period	$10.09	$10.30
Total Return(3)	7.61%	5.78% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 57	$ 53
Ratios (as a percentage of average daily net assets):(5)
Total expenses(6)	3.62%	4.06% (7)
Net expenses(6)	2.46% (8)	2.13% (7)(8)
Net Investment income	8.84%	8.80% (7)
Portfolio Turnover	29%	9% (4)
(1)	For the period from the commencement of operations, December 15, 2023, to May 31, 2024.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Includes interest and fee expense of 0.41% and 0.14% of average daily net assets for the year ended May 31, 2025 and the period ended May 31, 2024.
(7)	Annualized.
(8)	Includes a reduction by the investment adviser of a portion of its adviser and administration fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% and 0.01% of average daily net assets for the year ended May 31, 2025 and the period ended May 31, 2024, respectively).

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2025
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Floating-Rate Opportunities Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund intends to continuously offer its shares and operate as an interval fund that makes periodic repurchase offers pursuant to Rule 23c-3 under the 1940 Act. The Fund does not currently intend to list its shares for trading on any national securities exchange and does not expect any secondary trading market in its shares to develop. The Fund's investment objective is to seek to provide a high level of current income. The Fund commenced operations on September 29, 2023 with the offering of Class I shares. Pursuant to exemptive relief granted from the Securities and Exchange Commission, which permits the Fund to, among other things, offer multiple classes of shares, the Fund commenced offering Class A shares and Class U shares on December 15, 2023. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares and Class U shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Senior Loans, for which a valuation is not available or deemed unreliable, are fair valued by the investment adviser utilizing one or more of the valuation techniques described below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.
D  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2025
Notes to Financial Statements — continued

As of May 31, 2025, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications—Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Offering Costs—Offering costs incurred in connection with the initial offering of the Fund’s shares were amortized on a straight-line basis over twelve months from commencement of operations of the Fund.
H  Segment Reporting—During this reporting period, the Fund adopted FASB Accounting Standards Update No. 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (ASU 2023-07), which requires incremental disclosures related to a public entity’s reportable segments. The Fund operates as a single reportable segment, an investment company whose investment objective(s) is included in Note 1. In connection with the adoption of ASU 2023-07, the Fund’s President acts as the Fund's Chief Operating Decision Maker (CODM), who is responsible for assessing the performance of the Fund's single segment and deciding how to allocate the segment’s resources. To perform this function, the CODM reviews the information in the Fund’s financial statements.
2  Distributions to Shareholders and Income Tax Information
The Fund records distributions from net investment income daily and intends to make monthly distributions of net investment income to shareholders. These distributions may be paid to shareholders or reinvested in accordance with the Fund’s dividend reinvestment plan. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are declared separately for each class of shares. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the year ended May 31, 2025 and the period ended May 31, 2024 was as follows:
	Year Ended May 31, 2025	Period Ended May 31, 2024
Ordinary income	$5,776,322	$3,304,228
During the year ended May 31, 2025, distributable earnings was decreased by $225,488 and paid-in capital was increased by $225,488 due to differences between book and tax accounting, primarily for non-deductible expenses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of May 31, 2025, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 95,572
Undistributed long-term capital gains	210,709
Net unrealized appreciation	232,950
Other temporary differences	(209,756)
Distributable earnings	$ 329,475

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2025
Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund at May 31, 2025, as determined on a federal income tax basis, were as follows:
Aggregate cost	$58,638,802
Gross unrealized appreciation	$ 885,832
Gross unrealized depreciation	(652,882)
Net unrealized appreciation	$ 232,950
3  Investment Adviser and Administration Fee and Other Transactions with Affiliates
The investment adviser and administration fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory and administrative services rendered to the Fund. The investment adviser and administration fee is computed at an annual rate as a percentage of the Fund’s average daily managed assets as follows and is payable monthly:
Average Daily Managed Assets	Annual Fee Rate
Up to $500 million	1.000%
$500 million but less than $1 billion	0.950%
$1 billion but less than $2.5 billion	0.925%
$2.5 billion but less than $5 billion	0.900%
$5 billion and over	0.880%
Managed assets, as defined in the Fund's investment advisory and administrative agreement, includes the Fund’s net assets, plus all assets attributable to any form of investment leverage the Fund may utilize, including borrowings. For the year ended May 31, 2025, the investment adviser and administration fee amounted to $594,489 or 1.05% of the Fund's average daily net assets.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser and administration fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended May 31, 2025, the investment adviser and administration fee paid was reduced by $3,125 relating to the Fund’s investment in the Liquidity Fund.
EVM has contractually agreed to reimburse the Fund’s expenses to the extent that operating expenses of the Fund (other than advisory and administration fees, distribution and/or service (12b-1) fees and certain excluded expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses and other expenses not incurred in the ordinary course of the Fund’s business) exceed 0.25% per annum of the Fund’s average daily net assets. This expense reimbursement will continue through May 31, 2026. Any amendment to or termination of this reimbursement would require approval of the Fund's Board of Trustees. Pursuant to this agreement, EVM waived and/or reimbursed $655,631 of the Fund’s operating expenses for the year ended May 31, 2025.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended May 31, 2025, EVM earned $190 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. EVD also received distribution and service fees from Class A and Class U shares (see Note 4).
Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Fund are officers of EVM.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended May 31, 2025 amounted to $137 for Class A shares.

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2025
Notes to Financial Statements — continued

The Fund also has in effect a distribution plan for Class U shares (Class U Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class U Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets (including 0.25% in shareholder service fees and 0.50% for distribution fees) attributable to Class U shares for providing ongoing distribution services and facilities to the Fund. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended May 31, 2025 amounted to $410 for Class U shares.
5  Early Withdrawal Charges
Class A shares purchased at net asset value in amounts of $500,000 or more are subject to a 0.75% early withdrawal charge (EWC) if repurchased within 12 months of purchase. EWCs are based on the lower of the net asset value at the time of purchase or at the time of repurchase. Shares acquired through the reinvestment of distributions are exempt from the EWC. For the year ended May 31, 2025, there were no EWCs paid by Class A shareholders.
6  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $16,440,290 and $22,494,833, respectively, for the year ended May 31, 2025.
7  Shares of Beneficial Interest and Periodic Repurchase Offers
The Fund’s Declaration of Trust authorizes the issuance of an unlimited number of shares and provides that the Trustees may authorize separate classes of shares of beneficial interest of the Fund. Transactions in Fund shares were as follows:
	Year Ended May 31, 2025		Period Ended May 31, 2024(1)
	Shares	Amount	Shares	Amount
Class A
Sales	—	$ —	4,931	$ 50,000
Issued to shareholders electing to receive payments of distributions in Fund shares	535	5,448	216	2,204
Net increase	535	$ 5,448	5,147	$ 52,204
Class I
Sales	—	$ —	4,990,000	$ 49,900,000
Issued to shareholders electing to receive payments of distributions in Fund shares	566,881	5,765,724	324,758	3,299,939
Net increase	566,881	$5,765,724	5,314,758	$53,199,939
Class U
Sales	—	$ —	4,931	$ 50,000
Issued to shareholders electing to receive payments of distributions in Fund shares	506	5,150	204	2,085
Net increase	506	$ 5,150	5,135	$ 52,085
(1)	For the period from the commencement of operations, September 29, 2023, to May 31, 2024 for Class I and from December 15, 2023 to May 31, 2024 for Class A and Class U.
At May 31, 2025, EVM owned 100% of the outstanding shares of the Fund.
The Fund has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding shares at net asset value (NAV). Subject to applicable law and approval of the Board of Trustees of the Fund, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding shares at NAV.
On June 17, 2024, the Fund commenced its quarterly repurchase offer to repurchase up to five percent of its outstanding shares. The offer period ended on July 17, 2024. There were no shares repurchased by the Fund.

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2025
Notes to Financial Statements — continued

On September 16, 2024, the Fund commenced its quarterly repurchase offer to repurchase up to five percent of its outstanding shares. The offer period ended on October 16, 2024. There were no shares repurchased by the Fund.
On December 16, 2024, the Fund commenced its quarterly repurchase offer to repurchase up to five percent of its outstanding shares. The offer period ended on January 15, 2025. There were no shares repurchased by the Fund.
On March 17, 2025, the Fund commenced its quarterly repurchase offer to repurchase up to five percent of its outstanding shares. The offer period ended on April 16, 2025. There were no shares repurchased by the Fund.
8  Credit Agreement
The Fund entered into a Credit Agreement, as amended (the Agreement) with a bank to borrow up to a limit of $15 million pursuant to a revolving line of credit. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the Secured Overnight Financing Rate (SOFR) and is payable monthly. Under the terms of the Agreement, in effect through November 15, 2025, the Fund pays a commitment fee of 0.20% per annum on the unused portion of the borrowing limit if the principal amount of outstanding loans at any time exceeds 60% of the borrowing limit. If the principal amount of outstanding loans at any time is less than 60% of the borrowing limit, the Fund pays a commitment fee of 0.20% per annum on the unused portion of the borrowing limit that exceeds 60% of the borrowing limit and 0.40% per annum on the excess unused portion of the borrowing limit. In connection with the Agreement, the Fund paid upfront fees of $100,000, which are being amortized to interest expense to November 15, 2025. The unamortized balance at May 31, 2025 is approximately $22,000 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. For the year ended May 31, 2025, the average borrowings under the Agreement and the average annual interest rate (excluding fees) were $2,709,589 and 5.95%, respectively.
9  Affiliated Investments
At May 31, 2025, the value of the Fund's investment in funds that may be deemed to be affiliated was $5,652,960, which represents 9.5% of the Fund's net assets. Transactions in such investments by the Fund for the year ended May 31, 2025 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$ —	$37,356,205	$(31,703,245)	$ —	$ —	$5,652,960	$97,440	5,652,960
10  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2025
Notes to Financial Statements — continued

At May 31, 2025, the hierarchy of inputs used in valuing the Fund's investments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$ —	$ 38,538,658	$ —	$ 38,538,658
Preferred Stocks	—	43,706	—	43,706
Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	14,636,428	—	14,636,428
Short-Term Investments	5,652,960	—	—	5,652,960
Total Investments	$ 5,652,960	$ 53,218,792	$ —	$58,871,752
11  Risks and Uncertainties
Credit Risk
The Fund invests primarily in below investment grade floating-rate loans and other debt obligations, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.
12  Subsequent Event
In June 2025, the Board of Trustees of the Fund approved the liquidation of the Fund, which is expected to conclude on or about August 15, 2025. Effective as of the close of business on June 18, 2025, shares of the Fund were no longer available for purchase or exchange. In connection with the liquidation of its portfolio, the Fund commenced the liquidation process and winding up of its business and operations. The credit agreement was also terminated on June 13, 2025.

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2025
Independent Auditor's Report

To the Trustees and Shareholders of Eaton Vance Floating-Rate Opportunities Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Opportunities Fund (the “Fund”), including the portfolio of investments, as of May 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended May 31, 2025 and for the period from September 29, 2023 (commencement of operations) through May 31, 2024, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2025, and the results of its operations for the year then ended, the statements of changes in its net assets and the financial highlights for the year ended May 31, 2025 and for the period from September 29, 2023 (commencement of operations) through May 31, 2024, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of May 31, 2025, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
July 22, 2025
We have served as the auditor of one or more Eaton Vance investment companies since 1959.

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2025
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2026 will show the tax status of all distributions paid to your account in calendar year 2025. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of capital gains dividends and 163(j) interest dividends.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2025, $210,709 or, if subsequently determined to be different, the net capital gain of such year.
163(j) Interest Dividends. For the fiscal year ended May 31, 2025, the Fund designates 68.87% of distributions from net investment income as a 163(j) interest dividend.

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2025
Dividend Reinvestment Plan

The Fund operates under a dividend reinvestment plan (Plan) administered by BNY Mellon Investment Servicing (US) Inc. (Transfer Agent) pursuant to which Fund distributions are automatically reinvested in the same class of shares (Shares) of the Fund (Default Option).
You automatically participate in the Plan under the Default Option, unless and until you elect the Partial Reinvest Option or Exchange Option or an election is made to withdraw from the Plan. Under the Partial Reinvest Option, income distributions are payable in cash and capital gains distributions are payable in Shares. Under the Exchange Option, distributions are reinvested in additional shares of any class of another Eaton Vance fund chosen by you, subject to eligibility and the terms of that fund’s prospectus. If you elect to participate in the Plan under the Partial Reinvest Option or Exchange Option, rather than the Default Option, or you wish to withdraw from the Plan, you may make such election in writing to the Transfer Agent or your financial intermediary, who will inform the Fund. Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.
Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received and processed by the Transfer Agent or, if applicable, your financial intermediary prior to the dividend record date. If you elect not to participate in the Plan, you will receive all distributions in cash.
The Fund reserves the right to amend or terminate the Plan upon 60 days’ notice to Shareholders. There is no direct service charge to participants with regard to purchases under the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence concerning the Plan should be directed to Eaton Vance Shareholder Services at 1-800-262-1122 or to the Transfer Agent (see back cover for address) or to the applicable financial intermediary.

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2025
Management and Organization

Fund Management. The business of the Fund is managed under the direction of the Board. Subject to the provisions of the Fund’s Amended and Restated Agreement and Declaration of Trust, as may be amended from time to time (the “Declaration of Trust”), its By-laws, as may be amended from time to time (the “By-laws”) and Massachusetts law, the Trustees have all powers necessary and convenient to carry out their responsibilities, including the election and removal of the Fund’s officers. Except as indicated below, each individual has held the office shown or other offices in the same company for the last five years. Under the terms of the Fund’s current Trustee retirement policy, an independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 76th  birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Board member and officer is One Post Office Square, Boston, Massachusetts 02109. “BMR” refers to Boston Management and Research, “EV” refers to EV LLC, “Eaton Vance” or “EVM” refers to Eaton Vance Management, “MSIM” refers to Morgan Stanley Investment Management Inc. EV is the trustee of each of Eaton Vance and BMR. Each of EVM, BMR and EV are indirect, wholly owned subsidiaries of Morgan Stanley.  Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below. Each Trustee oversees 123 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees
Alan C. Bowser 1962	Trustee	Since 2023	Private investor. Formerly, Co-Head of the Americas Region, Chief Diversity Officer, Partner and a Member of the Operating Committee at Bridgewater Associates, an asset management firm (2011-2023). Formerly, Managing Director and Head of Investment Services at UBS Wealth Management Americas (2007-2010). Formerly, Managing Director and Head of Client Solutions, Citibank Private Bank (1999-2007).
Other Directorships. Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
Mark R. Fetting 1954	Chairperson of the Board and Trustee	Since 2025 (Chairperson) and 2023 (Trustee)	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2023	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Trustee	Since 2023	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
Valerie A. Mosley 1960	Trustee	Since 2023	Private investor. Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020), Groupon, Inc. (e-commerce provider) (2020-2022) and Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (2018-2024).

Eaton Vance
Floating-Rate Opportunities Fund
May 31, 2025
Management and Organization — continued

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Keith Quinton 1958	Trustee	Since 2023	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2023	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Nancy Wiser Stefani 1967	Trustee	Since 2023	Private investor. Formerly, Executive Vice President and the Global Head of Operations and Treasurer of Wells Fargo Funds, at Wells Fargo Asset Management (2011-2021) and Chief Operating Officer and Chief Compliance Officer at LightBox Capital (hedge fund) (2008-2011).
Other Directorships. None.
Susan J. Sutherland 1957	Trustee	Since 2023	Private investor. Director of Ascot Underwriting Limited (since 2023), a UK based subsidiary of Ascot Group Limited (insurance and reinsurance). Formerly, Director of Ascot Group Limited (2017-2025). Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Formerly, Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Trustee	Since 2023	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Kenneth A. Topping 1966	President	Since 2023	Vice President and Chief Administrative Officer of EVM and BMR and Chief Operating Officer for Public Markets at MSIM. Also Vice President of Calvert Research and Management (“CRM”) since 2021. Formerly, Chief Operating Officer for Goldman Sachs Asset Management `Classic' (2009-2020).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2023	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2023	Vice President of EVM and BMR. Also Vice President of CRM.
Nicholas S. Di Lorenzo 1987	Secretary	Since 2023	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Laura T. Donovan 1976	Chief Compliance Officer	Since 2023	Vice President of EVM and BMR.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

Eaton Vance Funds
U.S. Customer Privacy Notice	March 2024

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account information and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No*
For our affiliates’ everyday business purposes — information about your creditworthiness	Yes	Yes*
For our affiliates to market to you	Yes	Yes*
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Eaton Vance Funds
U.S. Customer Privacy Notice — continued	March 2024

Who we are
Who is providing this notice?	Eaton Vance Management and our investment management affiliates (“Eaton Vance”) (see Affiliates definition below.)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. (See below for more on your rights under state law.)
What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include registered investment advisers such as Eaton Vance Management, Eaton Vance Advisers International Ltd., Boston Management and Research, Calvert Research and Management, Parametric Portfolio Associates LLC, Atlanta Capital Management Company LLC, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Co.; registered broker-dealers such as Morgan Stanley Distributors Inc. and Eaton Vance Distributors, Inc. (together, the “Investment Management Affiliates”); and companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co. (the “Morgan Stanley Affiliates”).
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance does not jointly market.
Other important information

Eaton Vance Funds
U.S. Customer Privacy Notice — continued	March 2024

*PLEASE NOTE: Eaton Vance does not share your creditworthiness information or your transactions and experiences information with the Morgan Stanley Affiliates, nor does Eaton Vance enable the Morgan Stanley Affiliates to market to you. Your opt outs will prevent Eaton Vance from sharing your creditworthiness information with the Investment Management Affiliates and will prevent the Investment Management Affiliates from marketing their products to you.
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov. You may also access proxy voting information for the Eaton Vance Funds or their underlying Portfolios at www.eatonvance.com/
proxyvoting.

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Investment Adviser and Administrator
Eaton Vance Management
One Post Office Square
Boston, MA 02109
Principal Underwriter*
Eaton Vance Distributors, Inc.
One Post Office Square
Boston, MA 02109
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 534439
Pittsburgh, PA 15253-4439
(800) 262-1122
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
115 Federal Street, Suite 15
Boston, MA 02110-1894
Fund Offices
One Post Office Square
Boston, MA 02109
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

43221    5.31.25

(b)	Not applicable.

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm), Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s initial fiscal period ended May 31, 2024 and fiscal year ended May 31, 2025 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Floating-Rate Opportunities Fund

Fiscal Year Ended	5/31/24*	5/31/25
Audit Fees	$71,500	$73,900
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$0	$0
All Other Fees(3)	$0	$0

Total	$71,500	$73,900

*	Fund commenced operations on September 29, 2023.
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s initial fiscal period ended May 31, 2024 and fiscal year ended May 31, 2025; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Year Ended	5/31/24*	5/31/25
Registrant	$0	$0
Eaton Vance(1)	$18,490	$18,490

*	Fund commenced operations on September 29, 2023.
(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Morgan Stanley.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman, Keith Quinton, Scott E. Wennerholm (Chair), and Nancy Wiser Stefani are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

(a)	Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of the Fund has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The trustees will review the Policies annually. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board, or any committee, sub-committee or group of independent trustees identified by the Board, which will instruct the investment adviser on the appropriate course of action. If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund, the investment adviser may vote such proxy, provided that it discloses the existence of the material conflict to the Chairperson of the Fund’s Board as soon as practicable and to the Board at its next meeting.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies in accordance with customized proxy voting guidelines (the “Guidelines”) and/or refer them back to the investment adviser pursuant to the Policies.

The Agent is required to establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest. The Guidelines include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may cause the Fund to abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or it is unable to access or access timely ballots or other proxy information, among other stated reasons. The Agent will refer Fund proxies to the investment adviser for instructions under circumstances where, among others: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines require input from the investment adviser. When a proxy voting issue has been referred to the investment adviser, the analyst

(or portfolio manager if applicable) covering the company subject to the proxy proposal determines the final vote (or decision not to vote) and the investment adviser’s Proxy Administrator (described below) instructs the Agent to vote accordingly for securities held by the Fund. Where more than one analyst covers a particular company and the recommendations of such analysts voting a proposal conflict, the investment adviser’s Global Proxy Group (described below) will review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for the Fund that may differ from other clients of the investment adviser.

The investment adviser has appointed a Proxy Administrator to assist in the coordination of the voting of client proxies (including the Fund’s) in accordance with the Guidelines and the Policies. The investment adviser and its affiliates have also established a Global Proxy Group. The Global Proxy Group develops the investment adviser’s positions on all major corporate issues, creates the Guidelines and oversees the proxy voting process. The Proxy Administrator maintains a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter. Before instructing the Agent to vote contrary to the Guidelines or the recommendation of the Agent, the Proxy Administrator will provide the Global Proxy Group with the Agent’s recommendation for the proposal along with any other relevant materials, including the basis for the analyst’s recommendation. The Proxy Administrator will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group. A similar process will be followed if the Agent has a conflict of interest with respect to a proxy. The investment adviser will report to the Fund’s Board any votes cast contrary to the Guidelines or Agent recommendations, as applicable, no less than annually.

The investment adviser’s Global Proxy Group is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are predetermined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflict of interest. The investment adviser will monitor situations that may result in a conflict of interest between any of its clients and the investment adviser or any of its affiliates by maintaining a list of significant existing and prospective corporate clients. The Proxy Administrator will compare such list with the names of companies of which he or she has been referred a proxy statement (the “Proxy Companies”). If a company on the list is also a Proxy Company, the Proxy Administrator will report that fact to the Global Proxy Group. If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will first determine, in consultation with legal counsel if necessary, whether a material conflict exists. If it is determined that a material conflict exists, the investment adviser will seek instruction on how the proxy should be voted from the Fund’s Board, or any committee or subcommittee identified by the Board. If a matter is referred to the Global Proxy Group, the decision made and basis for the decision will be documented by the Proxy Administrator and/or Global Proxy Group.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 13. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Fund. Edward J. Greenaway, Ralph H. Hinckley, Jr. and Steve Sebo comprise the investment team responsible for the overall and day-to-day management of the Fund’s investments.

Messrs. Hinckley, Greenaway and Sebo are Vice Presidents of EVM and have been portfolio managers of the Fund since the Fund’s inception. Messrs. Hinckley and Greenaway have been employed by the Eaton Vance organization for more than five years. Mr. Sebo joined Eaton Vance in August 2022. Before joining Eaton Vance, he worked at Wells Fargo as a senior member of the firm’s CLO and Private Credit banking team. Prior to joining Wells Fargo, Mr. Sebo began his career in 2008 at Bank of America as a financial analyst. This information is provided as of the date of filing this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Edward J. Greenaway, CFA
Registered Investment Companies	1	$59.7	0	$0
Other Pooled Investment Vehicles	14	$4,573.9	0	$0
Other Accounts	1	$168.4	0	$0
Ralph H. Hinckley, CFA(1)
Registered Investment Companies	8	$24,071.7	0	$0
Other Pooled Investment Vehicles	5	$743.1	0	$0
Other Accounts	2	$386.9	0	$0
Steve Sebo
Registered Investment Companies	1	$59.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$168.4	0	$0

(1)

This portfolio manager serves as portfolio manager of one or more registered investment companies that invests or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds or other pooled investment vehicles sponsored by Eaton Vance. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.

The following table shows the dollar range of Fund shares beneficially owned by the portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Edward J. Greenaway, CFA	None
Ralph H. Hinckley, CFA	None
Steve Sebi	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

The compensation structure of Eaton Vance and its affiliates that are investment advisers (for purposes of this section “Eaton Vance”) is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Eaton Vance employees is generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Board of Directors of Eaton Vance’s parent company, Morgan Stanley.

Base salary compensation. Generally, portfolio managers and research analysts receive base salary compensation based on the level of their position with the adviser.

Incentive compensation. In addition to base compensation, portfolio managers and research analysts may receive discretionary year-end compensation. Incentive compensation may include:

•	Cash bonus

•	Deferred compensation:

•

A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•

IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM and its affiliates including Eaton Vance. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

•

Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Funds, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the firm’s consolidated financial results, constitutes a violation of the firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Eaton Vance compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

•	Revenue and profitability of the business and/or each fund/account managed by the portfolio manager

•	Individual contribution and performance

•	Contribution to client objectives

•	Revenue and profitability of the firm

•	Return on equity and risk factors of both the business units and Morgan Stanley

•	Assets managed by the portfolio manager

•	External market conditions

•	New business development and business sustainability

•	Team, product and/or Eaton Vance performance

•

The pre-tax investment performance of the funds/accounts managed by the portfolio manager(1) (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods),(2) provided that for funds that are tax-managed or otherwise have an objective of after-tax returns, performance net of taxes will be considered

Further, the firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

(1)	Generally, this is total return performance, provided that consideration may also be given to relative risk-adjusted performance.
(2)

When a fund’s peer group as determined by Lipper or Morningstar is deemed by the relevant Eaton Vance Chief Investment Officer, or in the case of the sub-advised Funds, the Director of Product Development and Sub-Advised Funds, not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 15. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Trustees.

Item 16. Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Principal Financial Officer’s Section 302 certification.

(a)(2)(ii)	Principal Executive Officer’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Floating-Rate Opportunities Fund

By:	/s/ Kenneth A. Topping
Kenneth A. Topping
Principal Executive Officer

Date:	July 24, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Principal Financial Officer

Date:	July 24, 2025

By:	/s/ Kenneth A. Topping
Kenneth A. Topping
Principal Executive Officer

Date:	July 24, 2025